EXHIBIT 99.1

ADMALL SDN. BHD.

INDEX TO THE AUDITED FINANCIAL STATEMENTS

Years Ended December 31, 2017 and 2016

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TOTAL ASIA ASSOCIATES PLT (LLP0016837-LCA & AF002128)

Firm registered with US PCAOB and Malaysian MIA

106-2A, Jalan PJU 1/3B, SunwayMas Commercial Centre

47301 Petaling Jaya, Selangor Darul Ehsan

Tel : (603) 7805 2850

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ADMALL SDN. BHD.

D-15-05, Menara Mitraland

Jalan PJU 5/1, Kota Damansara

47810 Selangor Darul Ehsan

Malaysia

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Admall Sdn. Bhd. (the ‘Company’) as of December 31, 2017 and 2016, and the related consolidated statements of income, stockholders’ equity, and cash flows for the each of the two years in the period ended of December 31, 2017 and 2016, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2017 and 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/S/Total Asia Associates PLT_

TOTAL ASIA ASSOCIATES PLT

We have served as the Company’s auditor since 2018.

Petaling Jaya, Malaysia

October 30, 2018

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ADMALL SDN. BHD.

Balance Sheets

December 31, 2017 and 2016

Expressed in United States Dollars

	December 31,	December 31,
	2017	2016
ASSETS
Current Assets
Cash and cash equivalents	$989	$51,492
Accounts receivable	129,435	117,049
Inventories	124,343	124,442
Prepaid and other current assets	76,103	73,457
Amount due from related parties	157,863	6,788
Total Current Assets	488,733	373,228

Plant and equipment, net	760,278	798,115

TOTAL ASSETS	$1,249,011	$1,171,343

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$22,517	$8,815
Accrued liabilities and other payable	58,388	237,367
Deferred revenue	163,418	124,039
Amount due to directors	134,758	-
Amount due to related party	-	19,857
Provision for taxation	34,191	2,672
Total Current Liabilities	413,272	392,750

Deferred taxation	78,414	94,042
TOTAL LIABILITIES	491,686	486,792

Stockholders' Equity
Share capital	1,206,475	1,206,475
Accumulated other comprehensive income (loss)	15,193	(56,441)
Accumulated deficit	(464,343)	(465,483)
Total Stockholders’ Equity	757,325	684,551

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,249,011	$1,171,343

The notes are an integral part of these financial statements.

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ADMALL SDN. BHD.

Statements of Operations and Other Comprehensive Income (Loss)

For the Years Ended December 31, 2017 and 2016

Expressed in United States Dollars

	For the Year Ended
	December 31,
	2017	2016

Revenues	$891,875	$1,693,171
Cost of revenues	77,109	245,111
Gross profit	814,766	1,448,060

Operating expenses
General and administrative	972,124	1,824,076
Total operating expenses	972,124	1,824,076

Loss from operations	(157,358)	(376,016)

Other income
Other income	163,959	15,220
Total other income	163,959	15,220

Income (loss) before provision for income taxes	6,601	(360,796)
Provision for income taxes	(5,461)	(104,687)
Net income (loss)	$1,140	$(465,483)

Other comprehensive income (loss)	71,634	(56,441)
Comprehensive Income (Loss)	$72,774	$(521,924)

Basic and diluted income (loss) per share of common stock	$0.00	$(0.09)

Weighted average number of shares of common stock outstanding	5,000,000	5,000,000

The notes are an integral part of these financial statements.

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ADMALL SDN. BHD.

Statements of Stockholders’ Equity

For the Years Ended December 31, 2017 and 2016

Expressed in United States Dollars

				Accumulated
	Share Capital			Other	Total
	Number of Shares	Amount	Accumulated Deficit	Comprehensive (Loss) Income	Stockholders' Equity

Balance - December 31, 2015	100	$23	$-	$-	$23
Issuance of shares	4,999,900	1,206,452	-	-	1,206,452
Net loss	-	-	(465,483)	-	(465,483)
Other comprehensive loss	-	-	-	(56,441)	(56,441)
Balance - December 31, 2016	5,000,000	$1,206,475	$(465,483)	$(56,441)	$684,551

Net income	-	-	1,140	-	1,140
Other comprehensive income	-	-	-	71,634	71,634
Balance - December 31, 2017	5,000,000	$1,206,475	$(464,343)	$15,193	$757,325

The notes are an integral part of these financial statements

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ADMALL SDN. BHD.

Statements of Cash Flows

For the Years Ended December 31, 2017 and 2016

Expressed in United States Dollars

	For the Year Ended
	December 31,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$1,140	$(465,483)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	101,353	98,405
Loss on disposal of assets	6,537	-
Changes in operating assets and liabilities:
Accounts receivable	(141)	(126,699)
Inventories	12,385	(134,703)
Prepaid and other current assets	4,755	(79,513)
Amount due from related parties	(142,051)	(7,347)
Accounts payable	12,074	9,542
Accrued liabilities and other payable	(192,526)	256,938
Deferred revenue	24,950	134,266
Amount due to a director	127,307	-
Amount due to related party	(20,721)	21,495
Provision for taxation	5,461	104,687
Net Cash Used in Operating Activities	(59,478)	(188,412)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from disposal of plant and equipment	8,267	4,403
Purchase of plant and equipment	(1,586)	(966,729)
Net Cash Provided by (Used in) Investing Activities	6,681	(962,326)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of shares	-	1,206,452
Net Cash Provided by Financing Activity	-	1,206,452

Effect of Exchange Rate Changes on Cash and Cash Equivalents	2,293	(4,245)

Net (decrease) increase in cash and cash equivalents	(50,503)	51,469
Cash and cash equivalents, beginning of period	51,492	23
Cash and cash equivalents, end of year	$989	$51,492

Supplemental cash flow information
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

The notes are an integral part of these financial statements.

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ADMALL SDN. BHD.

Notes to the Financial Statements

December 31, 2017 and 2016

Expressed in United States Dollars

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Admall Sdn. Bhd. (“we,” “us,” “our,” the “Company,” or “Admall”) is a private limited liability company, incorporated in Malaysia on October 23, 2015.

The registered office of business of the Company is located at Suite 10.03, Level 10, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Malaysia.

The principal place of business of the Company is located at D-15-05, Menara Mitraland, Jalan PJU 5/1, Kota Damansara, 47810 Selangor Darul Ehsan, Malaysia.

The principal activities of the Company are engaged in provision of nutrition consultancy service and training as well as selling health products through online store. There have been no significant changes in the nature of these activities during the financial year.

The Company’s fiscal year end is December 31.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The Company’s functional currency is Malaysian Ringgit (“MYR”) and reporting currency is the U.S. dollar.

The translate its records into U.S. dollar as follows:

•	Assets and liabilities at the rate of exchange in effect at the balance sheet date
•	Equities at historical rate
•	Revenue and expense items at the average rate of exchange prevailing during the period

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Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, amount due from related parties, accounts payable, accrued liabilities and other payable, deferred revenue and due to related parties. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

Inventory

Inventories, consisting of raw material, are primarily accounted for using the first-in-first-out (“FIFO”). Inventories are measured at the lower of cost and net realizable value. The Company estimates the net realizable value of inventories based on an assessment of expected sales prices. Demand levels and pricing competition could change from time to time. If such factors result in an adverse effect on the Company’s products, the Company might be required to reduce the value of its inventories.

Property and equipment

Fixed assets are recorded at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. The useful lives are as follows:

Computer and software	3 years
Furniture and fittings	6 years
Office equipment	4 years
Plant and machinery	5 ~ 10 years
Renovation	3.3 years

Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized. When properties are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reported in the period the transaction takes place.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the year ended December 31, 2017 and 2016, the Company did not impair any long-lived assets.

Deferred Revenue

The company has entered into agreements where the services to be performed extends beyond the current operating cycle. For these agreements, the company records a long-term obligation and recognizes revenue over the period of the agreement as the services are rendered.

Deferred revenue at December 31, 2017 and 2016 was $163,418 and $124,039, respectively.

Revenue Recognition

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

Timing of revenue recognition may differ from the timing of invoicing to customers. The Company records deferred revenue when revenue is recognized subsequent to invoicing. As of December 31, 2017 and 2016, the Company recorded deferred revenue of $163,418 and $124,039, respectively.

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Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 - GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet had sufficient revenues to cover its operating cost, and requires additional capital to commence its operating plan. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations. These factors raise substantial doubt about its ability to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan to obtain such resources for the Company include: sales of equity instruments; traditional financing, such as loans; and obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses. However, management cannot provide any assurance that the Company will be successful in accomplishing any of its plans.

There is no assurance that the Company will be able to obtain sufficient additional funds when needed or that such funds, if available, will be obtainable on terms satisfactory to the Company. In addition, profitability will ultimately depend upon the level of revenues received from business operations. However, there is no assurance that the Company will attain profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 - ACCOUNTS RECEIVABLE

The Company has performed an analysis on all of its accounts receivable and determined that all amounts are collectible by the Company. As such, all accounts receivable are reflected as a current asset and no allowance for bad debt has been recorded as of December 31, 2017 and 2016. No bad debts were written off for the year ended December 31, 2017 and 2016. The Company’s accounts receivable consists of only trade receivables from customers which are unrelated to the Company. The accounts receivable is non-interest bearing and is generally on 30 days to 90 days term. As at December 31, 2017 and 2016, the Company had accounts receivable of $129,435 and $117,049, respectively.

NOTE 5 – INVENTORIES

Inventories at December 31, 2017 and 2016 consist of the following:

	December 31,	December 31,
	2017	2016

Finished goods	$124,343	$124,442

NOTE 6 - PREPAID AND OTHER CURRENT ASSETS

Prepaid expense and other current assets at December 31, 2017 and 2016 consist of the following:

	December 31,	December 31,
	2017	2016

Other receivables	$3,250	$3,790
Deposits	13,961	16,348
Prepaid expenses	58,892	53,319
	$76,103	$73,457

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NOTE 7 - PLANT AND EQUIPMENT

Plant and equipment at December 31, 2017 and 2016 consist of the following:

	December 31,	December 31,
	2017	2016
Cost:
Computer and software	$93,893	$96,220
Furniture and fittings	39,969	36,186
Office equipment	42,799	40,361
Plant and machinery	738,662	668,747
Renovation	48,978	47,073
	964,301	888,587
Less: accumulated depreciation	(204,023)	(90,472)
Plant and equipment, net	$760,278	$798,115

During the year ended December 31, 2017 and 2016, the Company recorded depreciation of $101,353 and $98,405, respectively.

During the year ended December 31, 2017 and 2016, the Company acquired assets of $1,586 and $966,729, respectively, and sold assets for $8,267 and $4,403, respectively and recorded loss on sales of assets of $6,537 and $0, respectively.

NOTE 8 – ACCOUNTS PAYABLE

Accounts payable at December 31, 2017 and 2016 were $22,517 and $8,815, respectively, and consisted of trade accounts payable. Accounts payable are amounts billed to the Company by suppliers for goods and services in the ordinary course of business. All amounts have short-term repayment terms and vary by supplier.

NOTE 9 - ACCRUED LIABILITIES AND OTHER PAYABLES

Accrued liabilities and other payables at December 31, 2017 and 2016 consist of the following:

	December 31,	December 31,
	2017	2016
Accrued expenses	$35,121	$25,066
Deposit received	308	892
Other payables	22,959	211,409
	$58,388	$237,367

NOTE 10 - STOCKHOLDERS’ EQUITY

The capitalization of the Company consists of the following classes of capital stock as of December 31, 2017:

Ordinary shares

The Company has authorized share capital of RM 5,000,000 of RM 1 each at par. The Holders of ordinary shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company.

During the year ended December 31, 2017, there were no share issuances.

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During the year ended December 31, 2016, the Company issued 4,999,900 shares capital for $1,206,452 (RM 4,999,900).

As at December 31, 2017 and 2016, the Company had 5,000,000 common shares issued and outstanding.

The Company has no stock option plan, warrants or other dilutive securities.

NOTE 11 – RELATED PARTY TRANSACTIONS

Due from Related Parties

As of December 31, 2017, and 2016, amount due from related parties consist of the followings:

	December 31,	December 31,
	2017	2016
Tenti International Sdn Bhd	$246	$6,788
Jin Gallery Sdn Bhd	157,617	-
	$157,863	$6,788

The amounts are non-interest bearing, unsecured and have no fixed terms of repayment.

Due to Related Parties

As of December 31, 2017, and 2016 amount due to a director was $134,758 and $0, respectively.

As of December 31, 2017 and 2016 amount due to a related company was $0 and $19,857.

The amounts are non-interest bearing, unsecured and have no fixed terms of repayment.

NOTE 12 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. It also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

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The Company’s operating in Malaysia is subject to the Malaysian Profits Tax at a standard income tax rate of 18% in 2017 and 19% in 2016 on the assessable income arising in Malaysia during its tax year. The reconciliation of income tax rate to the effective income tax rate for the years ended December 31, 2017 and 2016 is as follows:

	Year ended
	December 31,
	2017	2016
Profit (Loss) before taxation	$6,600	$(360,796)

Taxation at Malaysian Statutory Rate (18%-2017 and 19%-2016)	1,188	(68,551)
Expenses nondeductible for tax purposes	45,659	38,671
Utilization of current business loss	-	32,772
Utilization of capital allowance	(17,334)	-
Current year deferred taxation	(24,052)	101,795
	$5,461	$104,687

The provision for tax and deferred taxation consist of the following for the periods as of December 31, 2017 and 2016:

Provision for taxation	December 31,	December 31,
	2017	2016
Carryover	$2,672	$-
Current year tax	29,513	2,892
Foreign currency translation	2,006	(220)
	$34,191	$2,672

Deferred taxation	December 31,	December 31,
	2017	2016
Carryover	$94,042	$-
Current year deferred taxation	(24,052)	101,795
Foreign currency translation	8,424	(7,753)
	$78,414	$94,042

NOTE 13 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through October 30, 2018 these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure.

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